                                                             EXHIBIT (16)(a)(iv)



                             MUNICIPAL INCOME FUND
                              CALCULATION OF YIELD

     The Fund calculates its yield quotation based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          a - b
          YIELD (y) = 2[(------- + 1)6-1]
                           cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d = the maximum offering price per share on the last day of the period

     Class A             Class B             Class C
  -------------       -------------       -------------
  a = 3,607,413       a =   941,185       a =    65,052
  b =   565,498       b =   283,517       b =    19,817
  c =49,946,002       c =13,029,614       c =   900,817
  d =     16.56       d =     15.76       d =     15.75
  y =      4.45       y =      3.87       y =      3.86

                              MUNICIPAL INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1997



                         Current Annual Income Per Share
                         -------------------------------
                             Current Offering Price



Class A Shares

                                   $.846
                                  ------
                                  $16.56                      = 5.11%


Class B Shares

                                   $.732
                                  ------
                                  $15.76                      = 4.64%


Class C Shares

                                   $.732
                                  ------
                                  $15.75                      = 4.65%

                              MUNICIPAL INCOME FUND
                   CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                   SEC Yield
                                ------------
                                1 - Tax Rate

Class A Shares

                                  4.45%
                                  -----
                                  1-36%                       = 6.95%

Class B Shares

                                  3.87%
                                  -----
                                  1-36%                       = 6.05%

Class C Shares

                                  3.86%
                                  -----
                                  1-36%                       = 6.03%



               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE

Formula
                                  Distribution Rate
                                  -----------------
                                    1 - Tax Rate

Class A Shares

                                  5.11%
                                  -----
                                  1-36%                       = 7.98%

Class B Shares

                                  4.64%
                                  -----
                                  1-36%                       = 7.25%

Class C Shares

                                  4.65%
                                  -----
                                  1-36%                       = 7.27%

                     MUNICIPAL INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                          P(1+T)(n)   =     ERV

Including Payment of the Sales Charge
Net Asset Value                                   $15.77
Initial Investment                             $1,000.00     =     P
Ending Redeemable Value                        $1,039.62     =     ERV
One year period ended 12/31/97                         1     =     (n)

TOTAL RETURN FOR THE PERIOD                        3.96%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                   $15.77
Initial Investment                             $1,000.00     =     P
Ending Redeemable Value                        $1,091.35     =     ERV
One year period ended 12/31/97                         1     =     (n)

TOTAL RETURN FOR THE PERIOD                        9.14%     =     T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997

Formula                                          P(1+T)(n)   =     ERV
Including Payment of the Sales Charge
Net Asset Value                                   $15.77
Initial Investment                             $1,000.00     =     P
Ending Redeemable Value                        $1,314.08     =     ERV
Five years ended 12/31/97                              5     =     (n)

TOTAL RETURN FOR THE PERIOD                        5.61%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                   $15.77
Initial Investment                             $1,000.00     =     P
Ending Redeemable Value                        $1,379.34     =     ERV
Five years ended 12/31/97                              5     =     (n)

TOTAL RETURN FOR THE PERIOD                        6.64%     =     T

                     MUNICIPAL INCOME FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

Formula                                            P(1+T)(n)   =     ERV

Including Payment of the Sales Charge
Net Asset Value                                     $15.77
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,684.95     =     ERV
Inception through 12/31/97                            7.42     =     (n)

TOTAL RETURN FOR THE PERIOD                          7.28%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $15.77
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,768.95     =     ERV
Inception through 12/31/97                            7.42     =     (n)

TOTAL RETURN FOR THE PERIOD                          7.99%     =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                              ERV - P
                                     -------
                                        P            =     T

Including Payment of the Sales Charge
Net Asset Value                                     $15.77
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,684.95      =     ERV

TOTAL RETURN FOR THE PERIOD                         68.50%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $15.77
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,768.95      =     ERV

TOTAL RETURN FOR THE PERIOD                         76.90%      =     T

                     MUNICIPAL INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                       P(1+T)(n)     =     ERV

Including Payment of the CDSC
Net Asset Value                                  $15.76
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,042.66     =     ERV
One year period ended 12/31/97                        1     =     (n)

TOTAL RETURN FOR THE PERIOD                       4.27%     =     T


Excluding Payment of the CDSC
Net Asset Value                                  $15.76
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,082.66     =     ERV
One year period ended 12/31/97                        1     =     (n)

TOTAL RETURN FOR THE PERIOD                       8.27%     =     T

        TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                         P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                  $15.76
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,313.95     =     ERV
One year period ended 12/31/97                        5     =     (n)

TOTAL RETURN FOR THE PERIOD                       5.61%     =     T


Excluding Payment of the CDSC
Net Asset Value                                  $15.76
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,328.95     =     ERV
One year period ended 12/31/97                        5     =     (n)

TOTAL RETURN FOR THE PERIOD                       5.85%     =     T

                     MUNICIPAL INCOME FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

Formula                                      P(1+T)(n)   =     ERV


Including Payment of the CDSC
Net Asset Value                               $15.76
Initial Investment                         $1,000.00     =     P
Ending Redeemable Value                    $1,344.23     =     ERV
Inception through 12/31/97                      5.36     =     (n)

TOTAL RETURN FOR THE PERIOD                    5.67%     =     T


Excluding Payment of the CDSC
Net Asset Value                               $15.76
Initial Investment                         $1,000.00     =     P
Ending Redeemable Value                    $1,354.23     =     ERV
Inception through 12/31/97                      5.36     =     (n)

TOTAL RETURN FOR THE PERIOD                    5.82%     =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                           ERV - P
                                  -------
                                     P          =     T

Including Payment of the CDSC
Net Asset Value                              $15.76
Initial Investment                        $1,000.00      =     P
Ending Redeemable Value                   $1,344.23      =     ERV

TOTAL RETURN FOR THE PERIOD                  34.42%      =     T


Excluding Payment of the CDSC
Net Asset Value                              $15.76
Initial Investment                        $1,000.00      =     P
Ending Redeemable Value                   $1,354.23      =     ERV

TOTAL RETURN FOR THE PERIOD                  35.42%      =     T

                     MUNICIPAL INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                       P(1+T)(n)     =     ERV

Including Payment of the CDSC
Net Asset Value                                  $15.75
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,073.41     =     ERV
One year period ended 12/31/97                        1     =     (n)

TOTAL RETURN FOR THE PERIOD                       7.34%     =     T


Excluding Payment of the CDSC
Net Asset Value                                  $15.75
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,083.41     =     ERV
One year period ended 12/31/97                        1     =     (n)

TOTAL RETURN FOR THE PERIOD                       8.34%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

Formula                                         P(1+T)(n)   =     ERV

Including Payment of the CDSC
Net Asset Value                                  $15.75
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,228.42     =     ERV
Inception through 12/31/97                         4.39     =     (n)

TOTAL RETURN FOR THE PERIOD                       4.80%     =     T

Excluding Payment of the CDSC
Net Asset Value                                  $15.75
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,228.42     =     ERV
Inception through 12/31/97                         4.39     =     (n)

TOTAL RETURN FOR THE PERIOD                       4.80%     =     T

                     MUNICIPAL INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                           ERV - P
                                  -------
                                     P            =     T

Including Payment of the CDSC
Net Asset Value                                  $15.75
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,228.42     =     ERV

TOTAL RETURN FOR THE PERIOD                      22.84%     =     T

Excluding Payment of the CDSC
Net Asset Value                                  $15.75
Initial Investment                            $1,000.00     =     P
Ending Redeemable Value                       $1,228.42     =     ERV

TOTAL RETURN FOR THE PERIOD                      22.84%     =     T